Biostar Pharmaceuticals, Inc.
Investor Presentation



Biostar

NASDAQ: BSPM
July 2011

Forward-Looking Statement

This presentation includes statements that are "forward-looking statements." While management has based any forward-looking statements contained in the presentation on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of Biostar's control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under the caption "Item 1A. Risk Factors" in Biostar's most recent Form 10-K filing, as and to the extent revised and updated to date in its subsequent Form 10-Q filings. In addition, Biostar operates in a highly competitive and rapidly changing environment, and new risks may arise. Accordingly, you should not place any reliance on forward-looking statements as a prediction of actual results. Biostar disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statement. You are also urged to carefully review and consider the various disclosures in Biostar's most recent Annual Report on Form 10-K, as well as other public filings with the SEC since the filing of Biostar's Annual Report.

Agenda

- Company Overview
- Product Portfolio & Pipeline
- Market Opportunities
- Growth Strategy
- Investment Highlights
- Financial Highlights
- Key Growth Drivers
- Appendices

Company Overview

Company Overview

Mission & Vision	**Trust and integrity as principle; Win by quality and sincerity**
Service Offering	• Develops, manufactures and markets traditional Chinese medicines, generic pharmaceuticals and medical nutrients
Headquarter	• Headquarter in No.588 Shiji Xi Road, Xianyang, Shaanxi Province
Business Model	Vertically integrated pharmaceutical solution including: • R&D, raw material plantation, processing, manufacturing, distribution and sales
Facility	• Office & manufacturing - Self own 14 acre land area in Xianyang • Raw material & herbs plantation - Self own 82 acre land area in Qinling Mountains
Customer/Market	• Products sold to retail markets in China's 25 provinces • Medical sale outlets in rural area over 10,000

Products Distribution Network


Shaanxi
Province
Xianyang
Chart of Biostar
Sales Network

- Extensive sales network across China's 25 provinces
- Rural medical sale outlets over 10,000
- Sales team of 286 members


R&D/
Manufacture/
Management
Headquarter
Sales/
Management
25 Regional
Offices
Sales/
Distribution
Sales
Distribution
Pharmas,
Hospitals
Rural sale
outlets
Patients, End Users

Products Portfolio & Pipeline

A Diverse Portfolio of Products

Category	Name	Treatment	SFDA
OTC	Xin Aoxing Oleanolic Acid Capsule	Acute and chronic hepatitis B ("HBV")	Approved
	Ganwang Compound	Influenza	Approved
	Tianqi Dysmenorrhea Capsule	Menstrual swelling and cramping	Approved
Prescription	Danshen Granule	Alleviates blood stasis and angina	Approved
	Taohuasan Pediatric	Children respiratory tract infection	Approved
Health Product	Yizi Capsules	Aids fertility and fetal development	Provincial level approved
	Tangning Capsules	Type II diabetes	Provincial level approved
	Shengjing Capsules	Replenish kidney function	Provincial level approved
	Aoxing Ointment	Psoriasis, Vitiligo and dermatitis	Provincial level approved
	Aoxing Ganbaodai	Hepatic and protect liver	Provincial level approved
Medical Device	Hernia Belt	Hernia	Provincial level approved



Xin Aoxing Capsule










4.0%
4.4%
6.4%
5.5%
7.3%
72.4%
Xin Aoxing
Taohuasan
Gan Wang
Tianqi
Danshen
Health Products total

1Q 2011 Revenue Breakdown

Innovative Product Pipeline

Category	Name	Treatment	Status
OTC	KunLingWan	Irregular menses	Finished clinic test
	Zushima	Aerosol pain suppressant	Pending SFDA approval
Prescription	Azithromycin	Tympanitis, pharyngitis, bronchitis	Pending SFDA final exam
	Shenrong	Strengthen immunity	Finished clinic test
	Zhixuening	Stop bleeding, relieving swelling	Finished clinic test
	Xiao'aiping	Tumors, esophagus cancer	Finished clinic test
	Zhenbao Wan	Thrombus & coronary heart disease	Finished clinic test
	Huazhi Pian	Reduce temperature, reduce bleeding	Finished clinic test

Proven Track Record of Product Launches

- **Successful new products launch**
  - Three health products and one medical device were launch in second half of 2010.
  - All new products contributed 8.2% revenue in 2010, average gross margin was 58.2%



8.2%
91.8%
Other products
New products

New Products' Revenue Contribution

Flagship Product – Xin Aoxing

- Launched in 1998, a Chinese National Standard non-prescription OTC drug approved by SFDA and certified by the China Medical Association for treatment of HBV.
- The first-to-market OTC drug for treatment of HBV certified by the State Food and Drug Administration
- People's Hospital of Shaanxi Province proved it to be the most effective drug with an average 93% effective rate at relieving symptoms of HBV
- Nationally branded, marketed through mass media, sell at local pharmacies
- Low cost (70%+ gross margin); Highly affordable ($970 @ year retail price)


Qidunguosuan Jiaonang

Xin Aoxing Capsule

Solid Growth Over a 4-Year Period


Revenue Generated by Xin Aoxing (USD Million)
CAGR: 74%
10
19
37
53
2007
2008
2009
2010

Market Opportunities

Market Opportunities

Fastest Growing Pharmaceutical Market Globally

- China's pharmaceutical market has an annual growth rate of 20% over the past ten years.^
- China's 1,300 million population (70% living rural area, represents 900 million) provides immense growth potential.
- China is now the third largest market in the world, is expected to grow 25-27% to more than $50 billion in 2011, according to IMS Health.
- With over 3,600 private pharmaceutical companies operating in China, many of which are undercapitalized, according to China Pharmaceutical Guide 2009.*

China Pharmaceutical Market Size (RMB Billion)



508
634
790
1,038
1,245
CAGR: 25%
2006
2007
2008
2009
2010

^ Rodman & Renshaw November 17, 2010 Life Sciences
* China Pharmaceutical Guide 2009

China's $124 Billion Healthcare Reform



- Chinese government is investing $124 billion for a national healthcare reform for 2009-2011. The stimulus plan seeks to address five policy objectives:
  - Bring equality in urban and rural areas. A clear focus on improving China's underfunded public health system in rural areas
  - Establish universal healthcare insurance
  - Build a basic medicine system. A new national Essential Drug List will be developed
  - Provide new medical institutions
  - Reform Public hospitals.
- $5.6 billion investment over 3 years to facilitate the "New rural cooperative medical care program"
- Shaanxi, Sichuan, Chongqing, Gansu, Henan, Hubei, and Hunan are expected to comprise 30% of the $5.6 billion spending.

Source: www.gov.cn, IMS, AP

Market Opportunities – Xin Aoxing

Market penetration in China

- One third of the global 350 million HBV patients resides in China*
- 10% of China's 1300 million population affected by HBV, 70% of population in rural area, representing 91 million target patients
- Biostar only recorded 18% sales from rural area in 2010

New market in Other Asian Countries

- Asians have the highest rate of HBV infection of all ethnic groups. According to the Asian Liver Center at Stanford University.

Pricing for Emerging Markets

Manufacturer	Drug	Treatment Cost	Side Effect
Biostar	Xin Aoxing Capsule	$81.2@box, 400 pills	Nil



*High Hepatitis Prevalence in China^*


Kazakhstan
Mongolia
Uzbekistan
Turkmenistan
Kyrgyzstan
Tajikistan
Dem. People's Rep. of Korea
China
Afghanistan
Pakistan
Nepal
Bhutan
Japan
Bangladesh
India
Thailand
Laos
Vietnam
Philippines
Cambodia
Sri Lanka
Pacific Islands
Maldives
Malaysia
Indonesia
Timor-Leste

Ample Opportunities in Other Asian Countries

^ US CDC
* World Health Organization

Growth Strategy

Well-Positioned to Capture Favorable Industry Trends

Unique Business Model – A fully vertically integrated operation



Lab, Processing, Warehouse and Offices in Xianyang



Raw Material Farm



Drug Manufacturing



R&D Lab

1. Raw material plantation
2. R&D and production plant
3. Sales covering 25 provinces
4. Established distribution centers and 10,000 rural sale outlets
5. Sales in retail outlets; hospitals, pharmacies

Growth Strategies



Vertically integrated model allows for quality control of raw materials, drives margin expansion, improves new product introductions and market penetration



Increase raw material plant productivity to improve margins and expand revenue stream



Enhance R&D capability to self develop unique leading OTC and prescription products



Invest in marketing and sales force to expand into new markets

**

Further penetrate existing markets and grow rural retail distribution by 30%+ per year


FUTURE

To develop online sales and educational portal to focus on education and encourage lifelong usage of products

**

Pursue M&A opportunities to expand product portfolio and hone R&D capabilities

Sales and Distribution Strategy

MASS Advertising:
Broaden Awareness

Sales & Marketing Strategy

- Mass media advertising for OTC drugs eg. Xin Aoxing to build brand awareness
- Continue to invest in new sales offices and salespersons
- Build closer relationship with pharmacies and doctors

Two-Dimensional Sales Strategy

RURAL Marketing:
Widen Coverage

Distribution Strategy

- Increase penetration in existing 25 provincial markets
- Deepen penetration in rural markets by open up more rural distribution centers to cover 730,000 rural clinics in China
- Invest in village clinics and sales centers

The Unique Story of Biostar - Investment Highlights

Investment Highlights

1. Vertically integrated with a full range of pharmaceutical solution including R&D, raw material plantation, processing, manufacturing, distribution and sales. Highly integrated business model.
2. A history of strong organic and acquisitive growth. 2007-2010 revenue growth reached a CAGR of 71%.
3. A wide range of product portfolio on sale and a strong pipeline of products to drive revenue growth.
4. Xin Aoxing, a State Food and Drug Administration ("SFDA") approved OTC drugs, has a target hepatitis B ("HBV") patient of 10% Chinese population.
5. Demonstrated successful product development and innovative R&D capability. World class operations and quality control.
6. Leading market position, strong brand recognition throughout China.
7. Extensive and targeted distribution network established. Sales focus structured with team of full-time sales force of 286.
8. Visionary management team with proven execution track record.
9. Sound growth strategy capitalizes on market opportunities such as China's $124 billion healthcare reform plan for 2009-2011.

Financial Highlights

Solid Financial Performance



Revenue (USD Million)
CAGR: 71%
16
34
53
80
12.4
15.3
2007
2008
2009
2010
1Q2010
1Q 2011



Gross Profit (USD Million)
CAGR: 76%
11
20
39
60
9.5
10.7
2007
2008
2009
2010
1Q2010
1Q 2011



Net Income (USD Million)
CAGR: 62%
4
7
11
17
2.3
2.7
2007
2008
2009
2010
1Q2010
1Q 2011



Non-GAAP Net Income (USD Million)
CAGR: 65%
4
7
12
18
2.4
2.9
2007
2008
2009
2010
1Q2010
1Q 2011

Cost and Gross Margin


Cost of Xin Aoxing Capsule (USD Million)
2.8
5.3
6.3
7.7
1.4
1.6
2007
2008
2009
2010
1Q2010
1Q2011


Gross Margin of Xin Aoxing Capsule
73%
72%
83%
86%
85%
85%
2007
2008
2009
2010
1Q2010
1Q 2011


Cost of Sales (USD Million)
5.2
14.1
14.3
20.1
2.8
4.6
2007
2008
2009
2010
1Q2010
1Q 2011


Gross Margin
67%
59%*
73%
75%
77%
70%
2007
2008
2009
2010
1Q2010
1Q 2011

Healthy Cash Inflow From Operation


Net Cash Provided by Operating Activities as at Dec 31 (USD Thousand)
1,310
2,093
5,674
12,841
2007
2008
2009
2010


Cash & Cash Equivalents as at Dec 31 (USD Thousand)
2,286
758*
8,578
13,211
2007
2008
2009
2010

* The company recorded a USD 2.9 million deposit paid for acquisition of land use right for process plant in the period

2011 Priorities

Top Line

- 20-25% top line growth in 2011

Expansion

- Expand sales and marketing team to 400 members

Presence

- Increase presence to four[1] new provinces

[1] Entered three new provinces (Zhejiang, Hunan and Hainan) as at June 30, 2011

Penetration

- Increase rural penetration to 13,000 clinics

Key Growth Drivers

Key Growth Drivers

Near Term

- Increase presence to new provinces within China
  - Entered Zhejiang, Hunan and Hainan provinces in 1H2011
- Rural area penetration
  - Rural market grew 88% in 1Q2011, better than overall growth of 24% in same period
- 8 pipeline products
  - Three health products and one medical device launched in 2H2010.
  - New products contributed 8.2% revenue in 2010, average gross margin 58.2%

Longer Term

- Go online
  - To develop online sales portal
  - To develop online educational portal to focus on education and encourage lifelong usage of products to increase brand loyalty and generate recurrent revenue
- Expansion into other Asian countries

Appendices -
Facilities

Strong R&D Capabilities

- Internal R&D –
  - 30 internal scientists & researchers: Average 10 years of experience
- External R&D – Biostar sponsors and owns the IP:
  - Shaanxi College of Traditional Chinese Medicine
  - Shaanxi University of Science and Technology
  - Northwest University - College of Life Science





World-class Production Facilities









- BIOSTAR has 4 Good Manufacturing Production (GMP) certified production lines.
- Potential to expand to an annual production capacity of over $100 million.
- New line for proprietary Zushima Spray to expand capacity by projected $10M.
- New health products production line has been set up and waiting for GMP certified, which yearly capacity is $20M.









Self-farming Reduces Costs

- Acquired land since 2008 - 82 acre land area in Qinling Mountains
- Lower raw material costs to enhance profitability
- Provide additional revenue stream in the future
- Planting 13 herbs, main herbs include:
  - Salvia miltiorrhiza
  - Priclklyash peel
  - Eucommia bark
  - Gingko
  - Honeysuckle
  - Shizandra berry
  - Scutellaeria baicalensis georgi
  - Milk veteh
  - Radix codonopsitis




丹参花



Appendices -

Regulatory Compliances

Regulatory Compliances

- Quality Control Related
  - Good Manufacturing Practice ("GMP") Certification, regulated by the State Foods and Drugs Administration ("SFDA") – All Chinese pharmaceutical manufacturers must be GMP certified to produce medicines of any kind. Biostar received its first GMP certification in 2006 and received another verification in 2011 for a period of five years.
- New drug approval and licensing
  - SFDA and China Traditional Medicine Administration Bureau regulate the process of new drug approval and licensing in China. Redwood Capital estimates that only 15% of new-to-market drug applications got approval by SFDA. All five OTC and prescription drugs developed by Biostar got approval from SFDA.
- Environmental regulations
  - Subject to environmental laws and regulations stipulated by national and local environment protection bureaus in China.
- Intellectual Property Rights and Patents
  - Biostar has filed for copyright protection for the various names and brands of products.

Corporate website:
www.biostarpharmaceuticals.com

IR Contact:
Zack Pan, CFO
T: +1-405-996-8829
E: zpan@aoxing-group.com

Fleishman-Hillard
T: 852-2530-0228
E: biostar@fleishman.com

